UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 5, 2023 (December 30, 2022)

Innovative Payment Solutions, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55648	33-1230229
(Commission File Number)	(IRS Employer Identification No.)

56B 5th Street, Lot 1, #AT

Carmel by the Sea, CA 93921

(Address of principal executive offices)

(866) 477-4729

(Registrant’s telephone number, including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported by Innovative Payment Solutions, Inc. (the “Company”), the Company entered into separate Securities Purchase Agreements, each dated February 16, 2021 (the “SPAs”), with each of Cavalry Fund I LP (“Cavalry”) and Mercer Street Global Opportunity Fund, LLC (“Mercer”), pursuant to which the Company received $500,500 and $500,500 from Cavalry and Mercer, respectively, in exchange for the issuance of: (i) Original Issue Discount 12.5% Convertible Notes (the “Notes” and each a “Note”) in the principal amount of $572,000 to each of Cavalry and Mercer; and (ii) five-year warrants (the “Original Warrants”) issued to each of Cavalry and Mercer to purchase 2,486,957 shares of the Company’s common stock (the “Common Stock”) at an exercise price of $0.24 per share.

The Company has twice extended its indebtedness to each Cavalry and Mercer. On February 3, 2022, the Company agreed to extend the agreement’s maturity date to August 16, 2022. Additionally, on August 30, 2022, the Company entered an agreement for an additional extension to November 16, 2022. In consideration for the second extension the Company agreed to (i) increase the principal amount outstanding and due to Cavalry and Mercer under their respective Notes by twenty percent (20%) and (ii) issue to each of Cavalry and Mercer a new five-year warrant (each, an “Extension Warrant”) to purchase an additional 3,000,000 shares of Company common stock at an exercise price of $0.15 per share. The Extension Warrant contains the same terms and provisions in all material respects as the Original Warrants, except for difference in exercise price.

On December 30, 2022, the Company further extended the maturity date of the Notes for each of Cavalry and Mercer to December 30, 2023. Each of Cavalry and Mercer entered into separate Note Amendment Letter Agreements with the Company (the “Note Amendment”) pursuant to which the parties agreed to the following:

(1) The conversion price of the Notes was reduced from $0.15 to $0.0115 per share (such reduced conversion price being the current conversion price of the Notes give the passage of the maturity date of the Notes). As a result of this change in conversion price, under the existing terms of the Notes, the 3,000,000 shares of Common Stock underlying the Extension Warrants was increased to 39,130,435 shares of Common Stock and the exercise price of the Extension Warrants was reduced to $0.0115 per share.

(2) The Original Warrants issued on February 16, 2021 were irrevocably exchanged for 12-month non-convertible promissory notes issued to each of Cavalry and Mercer in the amount of $482,000 each (the “Exchange Notes”). This exchange caused the cancellation of the Original Warrants for all purposes. The Exchange Notes have a maturity date of December 30, 2023 and carry an interest rate of ten percent (10%). The Company shall have the right, but not the obligation, in lieu of a cash payment upon maturity of the Exchange Notes, to issue 51,901,711 shares of the Common Stock, as adjusted for any stock splits, dividends or other similar corporate events, in full satisfaction of its obligations under each of the Notes (or any pro rata portion of such number of shares in partial satisfaction of such obligations). The Company shall be under no legal obligation to reserve such number of shares for future issuance.

(3) Each of Cavalry and Mercer agreed (i) not to convert all or any portion of the Notes until after March 30, 2023 and (ii) waive any events of default under the Notes and the SPA.

(4) Certain other warrants held by Cavalry and Mercer which contain a mandatory exercise provision allowing the Company to force exercise of such warrants if the price of the Common Stock is $0.06 per share or above were amended to reduce such forced exercise price to $0.04 per share.

(5) The Company is obligated to register the shares of Common Stock underlying the Notes and the shares underlying all warrants held by Cavalry and Mercer for resale with the Securities and Exchange Commission (the “SEC”), with the associated registration statement to be filed by January 14, 2023 and be declared effective by January 29, 2023 (if such registration statement is not reviewed by the SEC) or March 30, 2023 (if such registration statement is partially or fully reviewed by the SEC).

The parties also acknowledged that the principal and accrued interest under the Notes as of December 28, 2022 is equal to an aggregate of $2,264,784, or $1,132,392 for each of Cavalry and Mercer. In addition, as a result of the reduction in the conversion price of the Note, certain other warrants held by third parties will have the exercise price of such warrants reduced to $0.0115 per share.

The Exchange Notes in favor of Cavalry and Mercer are filed as Exhibits 4.1 and 4.2 to this Current Report, respectively. The Note Amendments between the Company and each of Cavalry and Mercer are filed as Exhibits 10.1 and 10.2 to this Current Report, respectively. The foregoing description of the terms and provisions of the Exchange Notes and the Note Amendments is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the full text of such documents, which text is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

The following exhibits are filed as part of this Current Report:

Exhibit No.	Exhibits
4.1	Promissory Note (Warrant Exchange), dated December 30, 2022, by the Company in favor of Cavalry Fund I LP.
4.2	Promissory Note (Warrant Exchange) for Mercer Street Global Opportunity Fund, LLC.
10.1	Note Amendment, dated December 30, 2022, between the Company and Cavalry Fund I LP.
10.2	Note Amendment, dated December 30, 2022, between the Company and Mercer Street Global Opportunity Fund, L.L.C.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE PAYMENT SOLUTIONS, INC.

Dated: January 5, 2023	By:	/s/ William D. Corbett
	Name:	William D. Corbett
	Title:	Chief Executive Officer

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